EXHIBIT 99.1

                                                  For more information, contact:
                                                             Robert D. Sznewajs
                                                                President & CEO
                                                                 (503) 598-3243

                                                                Anders Giltvedt
                                                 Executive Vice President & CFO
                                                                 (503) 598-3250

     WEST COAST BANCORP REPORTS RECORD FIRST QUARTER 2005 OPERATING EARNINGS

O  OPERATING EARNINGS CONTINUE TO MEET ANALYST EXPECTATIONS

O  OVER 15% GROWTH IN OPERATING EARNINGS PER DILUTED SHARE IN FIRST QUARTER 2005

O  COMMERCIAL  LOAN GROWTH OF 39% FROM MARCH 31, 2004 O CREDIT  QUALITY  REMAINS
   SOLID

Lake Oswego, OR - April 19, 2005 - West Coast Bancorp (NASDAQ: WCBO) today announced record quarterly operating earnings of $5.8 million or $0.38 per diluted share for the first quarter of 2005, compared to operating earnings of $5.2 million or $0.33 per diluted share in the first quarter of 2004.* This represents more than a 15% increase in operating earnings per diluted share from the same quarter in 2004. Net income was $5.0 million or $0.33 per diluted share for the first quarter of 2005, compared to net income of $5.2 million or $0.33 per diluted share in the first quarter of 2004.

Operating earnings is a non-GAAP (Generally Accepted Accounting Principles) financial measure that is derived by adjusting the Company's net income to exclude the April 4, 2005, announced first quarter recording of an other-than-temporary, non-cash impairment charge of approximately $.8 million after tax or $.05 per diluted share related to its $5 million investment in Freddie Mac preferred stock. This security, which was purchased in November 1999, resets its coupon to the five-year treasury note rate every five years.

The following table reconciles net income to operating earnings, including per-share figures:


(Dollars in thousands, except per share data)      Three months ended March 31,
---------------------------------------------      ----------------------------
                                                      2005               2004
                                                   ----------         ---------
Net income                                         $    5,030         $   5,171
Add back:  Impairment charge on
securities,
  net of tax                                              803                --
                                                   ----------         ---------
  Operating earnings                               $    5,833         $   5,171
                                                   ==========         =========

Earnings per Diluted Share
  Net income                                       $     0.33         $    0.33
  Operating earnings                               $     0.38         $    0.33

Return on Average Equity
  Net income                                             13.8%             14.8%
  Operating earnings                                     16.0%             14.8%


                                                   $    9.97          $    9.52
Book Value per Share
                                                   $1,432,446         $1,260,771
Total Period End Loans
                                                   $1,509,288         $1,380,120
Total Period End Deposits


*Management uses this non-GAAP information internally and has disclosed it to investors based on its belief that the information provides additional, valuable information relating to its operating earnings as compared to prior periods.

WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 2 of 7


"The Company's record operating earnings for the first quarter of 2005 continue to meet analyst consensus expectations consistent with the trend of the past several years," said Robert D. Sznewajs, President and CEO. "Strong year-over-year loan and deposit growth, combined with an improving net interest margin and solid credit quality contributed to the record operating earnings performance for the quarter."

Financial Results:
Resulting from the Company's strategy, sales efforts, and the loan purchase from Washington Mutual in the fourth quarter of 2004, period end total loans increased 14% over the same period last year. Commercial loan balances expanded 39% from March 31, 2004. Excluding commercial real estate loans, period end loans grew a solid 22% since March 31, 2004. (See reconciliation to GAAP financial measures, page 5.)

First quarter 2005 total average loans climbed $182 million or nearly 15% compared to the first quarter of 2004, and total average deposits increased by $118 million or almost 9% over the same time period. The Company generated excellent growth in average non-interest bearing demand deposits, which in the most recent quarter grew $78 million or over 25% since the same quarter last year.

For the quarter ended March 31, 2005, net interest income was $19.9 million, an increase of 9% or $1.6 million compared with the first quarter of 2004. Higher loan balances outstanding, augmented by improved earning asset and deposit mixes, contributed to the higher net interest income. The net interest margin widened slightly to 4.84% from 4.78% in the first quarter of 2004, mainly due to a shift in earning asset mix towards loans and higher loan volume indexed to the prime rate.

With net loan recovery and stable asset quality measures, there was no provision for loan losses in the first quarter 2005 compared to $.9 million the same quarter last year.

First quarter 2005 total non-interest income of $5.6 million, excluding the before mentioned impairment charge, increased 1% or $.1 million from the same quarter last year. (See reconciliation to GAAP financial measures, page 5.) Strong growth in payment system, merchant bankcard, trust, and investment sales revenues, which increased a combined $.5 million from the same quarter last year, offset the 25% or $.2 million decline in gain on sales of mortgages and the $.3 million decline in other non-interest income from the same quarter of 2004.

Total non-interest expense increased $1.5 million or 10% in the first quarter of 2005 from the same quarter in 2004. Personnel expense grew $0.8 million, with substantially all of the increase caused by three branch openings in
Portland-Vancouver, plus one in Bend and one in Salem, and the hiring of additional commercial lenders. The remaining non-interest expense growth was concentrated in legal and accounting fees, which increased a combined $.7 million from first quarter 2004.

Annualized net recoveries were 0.01% of average loans in the first quarter 2005, down from annualized net charge-offs of 0.11% in the same period a year ago. At March 31, 2005, the allowance for loan losses was 1.33% of total loans compared to 1.48% for the same time last year. Non-performing assets at March 31, 2005, were $4.4 million or 0.24% of total assets, down from $5.2 million or 0.31% a year ago. The allowance for loan losses was 434% of total non-performing assets at March 31, 2005, versus 363% at the same time last year.

During the first quarter of 2005, consistent with its capital plan, the Company repurchased approximately 146,000 shares at an average cost of $24.05 per share. At March 31, 2005, approximately 691,000 shares remained available for future repurchases under its corporate repurchase program.

Other:
The Company will hold a webcast conference call Wednesday, April 20, 2005, at 8:30 a.m. Pacific Time, during which the Company will discuss first quarter 2005 results, review its strategic progress, and provide management's current earnings expectations for the full year 2005. To access the conference call via a live webcast, go to www.wcb.com and click on Investor Relations/Conference Call/West Coast Bancorp Webcast.

WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 3 of 7

The conference call may also be accessed by dialing 877-604-2074 a few minutes prior to 8:30 a.m. PDT. The call will be available for replay by accessing the Company's website at www.wcb.com and clicking on Investor Relations/Conference Call/Archived Conference Call (Replay).

West Coast Bancorp is a Northwest bank holding company with $1.8 billion in assets, operating 52 offices in Oregon and Washington. West Coast Bancorp, the parent company of West Coast Bank and West Coast Trust, is headquartered in Oregon. West Coast Bank serves clients who seek the resources, sophisticated products and expertise of larger financial institutions, along with the local decision making, market knowledge, and customer service orientation of a community bank. The Company offers a broad range of banking, investment, fiduciary and trust services. For more information, please visit the Company web site at www.wcb.com.

Forward Looking Statements:
Statements in this release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be quite different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ from forward-looking statements include, among others: general economic and banking business conditions; evolving banking industry standards; competitive factors, including pricing pressures on Bancorp's loan yield and rates paid on deposits; changing customer investment, deposit and lending behaviors; changing interest rate environments, including the shape and the level of the yield curve, which could decrease net interest income and fee income, including lower gains on sales of loans; vendor service quality; changes in laws and other legal developments; changes in government funding of Small Business Administration ("SBA") loans; and changes in technology or required investments in technology.

Furthermore, the forward-looking statements are subject to risks related to the Company's ability to: attract and retain lending officers and other key personnel; close loans in the pipeline; generate loan and deposit balances at projected spreads; sustain fee generation; maintain asset quality; control the level of net charge-offs; generate retail investments; retain customers of greatest value; create revenue growth from investments in new team members and branches, control expenses; monitor and manage the Company's internal control environments, including disclosure and financial reporting controls, and other matters.

Readers are cautioned not to place undue reliance on the forward-looking statements which reflect management's analysis only as of the date of the statements. Readers should carefully review the disclosures we file from time to time with the Securities and Exchange Commission ("SEC"). Bancorp undertakes no obligation to publicly review or update forward-looking statements to reflect events or circumstances that arise after the date of this report.

WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 4 of 7


                                                                                  West Coast Bancorp
                                                                            Consolidated Income Statements
                                                            ---------------------------------------------------------

                                                                    Three months ended         Twelve months ended
 (Unaudited)                                                ---------------------------------------------------------
 (Dollars and shares in thousands)                                 March 31,     December 31,        December 31,
-----------------------------------                           2005        2004       2004          2004        2003
                                                            --------    --------   --------      --------    --------
 Net interest income
   Interest and fees on loans                               $ 22,471    $ 18,936   $ 21,710      $ 79,903    $ 77,321
   Interest on investment securities                           2,692       3,482      2,926        12,889      12,148
   Other interest income                                          39          14         75           196         209
                                                            --------    --------   --------      --------    --------
 Total interest income                                        25,202      22,432     24,711        92,988      89,678
 Interest expense on deposit accounts                          3,761       2,751      3,093        11,214      15,131
 Interest on borrowings including subordinated debentures      1,567       1,444      2,136         6,901       5,508
                                                            --------    --------   --------      --------    --------
 Total interest expense                                        5,328       4,195      5,229        18,115      20,639
                                                            --------    --------   --------      --------    --------
   Net interest income                                        19,874      18,237     19,482        74,873      69,039
 Provision for loan loss                                          --         900        135         2,260       3,800
 Non-interest income
   Service charges on deposit accounts                         1,891       1,855      1,861         7,474       6,960
   Other service charges, commissions and fees                 2,085       1,706      1,929         7,515       6,577
   Trust revenues                                                567         500        602         2,184       1,776
   Gains on sales of loans                                       775         913        913         3,906       5,124
   Other                                                         270         534        292         1,404       1,417
   Loss on impairment of securities                           (1,316)         --         --            --          --
   Gains (losses) on sales of securities                          --          --        (95)          (20)        192
                                                            --------    --------   --------      --------    --------
 Total non-interest income                                     4,272       5,508      5,502        22,463      22,046
 Non-interest expense
   Salaries and employee benefits                              9,674       8,920      9,352        36,297      32,487
   Equipment                                                   1,253       1,301      1,457         5,442       5,139
   Occupancy                                                   1,539       1,573      1,368         5,722       4,901
   Check and other transaction processing                        758         629        719         2,671       2,778
   Professional fees                                           1,099         414        883         2,314       2,314
   Postage, printing and office supplies                         629         642        667         2,616       2,590
   Marketing                                                     601         492        638         2,402       2,047
   Communications                                                272         290        314         1,182       1,166
   Other non-interest expense                                    849         927      1,342         4,725       4,728
                                                            --------    --------   --------      --------    --------
 Total non-interest expense                                   16,674      15,188     16,740        63,371      58,150
                                                            --------    --------   --------      --------    --------
 Income before income taxes                                    7,472       7,657      8,109        31,705      29,135
 Provision for income taxes                                    2,442       2,486      2,266         9,697       9,338
                                                            --------    --------   --------      --------    --------
 Net income                                                 $  5,030    $  5,171   $  5,843      $ 22,008    $ 19,797
                                                            ========    ========   ========      ========    =========

     Basic earnings per share                               $   0.34    $   0.35     $ 0.40      $   1.48    $   1.31
     Diluted earnings per share                             $   0.33    $   0.33     $ 0.38      $   1.42    $   1.26

 Weighted average common shares                               14,726      14,943     14,768        14,849      15,077
 Weighted average diluted shares                              15,422      15,642     15,476        15,526      15,674

 Tax equivalent net interest income                         $ 20,238    $ 18,655   $ 19,887      $ 76,526    $ 70,793

WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 5 of 7

                                                           West Coast Bancorp
                                                      Consolidated Balance Sheets
                                                      ---------------------------

                                                  March 31,     March 31,     December 31,
(Dollars and shares in thousands, unaudited)        2005          2004           2004
--------------------------------------------     ----------    ----------     ----------
Assets:
Cash and cash equivalents                            58,968        51,382         40,854
Investments                                         258,181       316,410        266,262
Total loans                                       1,432,446     1,260,771      1,427,994
Allowance for loan losses                           (18,997)      (18,685)       (18,971)
Loans, net
Other assets                                      1,413,449     1,242,086      1,409,023
                                                     75,704        74,123         74,780
                                                 ----------    ----------     ----------
     Total assets                                $1,806,302    $1,684,001     $1,790,919
                                                 ==========    ==========     ==========

Liabilities and Stockholders' Equity:
Demand                                           $  395,323    $  325,513     $  391,746
Savings and interest bearing demand                 758,783       734,337        738,402
Certificates of deposits                            355,182       320,270        342,561
                                                 ----------    ----------     ----------
Total deposits                                    1,509,288     1,380,120      1,472,709
Borrowings and subordinated debentures              135,142       148,739        153,282
Other liabilities                                    14,528        12,028         17,074
                                                 ----------    ----------     ----------
     Total liabilities                            1,658,958     1,540,887      1,643,065
Stockholders' equity                                147,344       143,114        147,854
                                                 ----------    ----------     ----------
     Total liabilities and stockholders' equity  $1,806,302    $1,684,001     $1,790,919
                                                 ==========    ==========     ==========



Common shares outstanding period end                 14,775        15,025         14,872
Book value per common share                      $     9.97    $     9.52     $     9.94
Tangible book value per common share             $     9.94    $     9.47     $     9.91



                                          West Coast Bancorp
                                    Period End Loan Portfolio By Category

                                                  March 31,     March 31,        Change                December 31,
(Dollars in thousands unaudited)                    2005          2004           Amount        %           2004
                                                 ----------    ----------     ----------      ---      ----------
Commercial loans                                 $  357,505       256,989        100,516       39%        357,776
Real estate construction loans                      125,959       120,253          5,706        5%        116,974
Real estate mortgage loans                          215,580       185,656         29,924       16%        212,959
Real estate commercial loans                        698,864       660,065         38,799        6%        704,390
Installment and other consumer loans                 34,538        37,808         (3,270)      -9%         35,895
                                                 ----------    ----------     ----------      ---      ----------
 Total loans                                     $1,432,446    $1,260,771     $  171,675       14%     $1,427,994
                                                 ==========    ==========     ==========      ===      ==========

(Reconciliation to GAAP financial measures)*
Total loans excluding real estate commercial loans  733,582       600,706        132,876       22%        723,604
Real estate commercial loans                        698,864       660,065         38,799        6%        704,390
                                                 ----------    ----------     ----------      ---
  Total loans                                    $1,432,446     1,260,771        171,675       14%     $1,427,994
                                                 ==========    ==========     ==========      ===      ==========

Total non-interest income                        $    4,272    $    5,508     $   (1,236)     -22%     $    5,502
Add back: Impairment charge on securities, pre-tax    1,316            --          1,316                       --
  Total operating non-interest income            $    5,588    $    5,508     $       80        1%     $    5,502
                                                 ==========    ==========     ==========      ===      ==========



*Management uses this non-GAAP information internally, and has disclosed it to investors, based on its belief that the information provides additional, valuable information relating to its operating results in light of its business strategies.

WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 6 of 7

                                                                                      West Coast Bancorp
                                                                                     Financial Information
                                                             --------------------------------------------------------------

                                                                First       First       Fourth
(Dollars in thousands except for per share data, audited)      Quarter     Quarter      Quarter      Full year    Full year
(all rates have been annualized where appropriate)              2005         2004        2004          2004         2003
---------------------------------------------------------    ----------   ----------   ----------   ----------   ----------
PERFORMANCE RATIOS
 - Return on average assets                                        1.14%        1.25%        1.31%        1.28%        1.24%
 - Return on average common equity                                13.78%       14.79%       15.90%       15.45%       14.52%
 - Non-interest income to average assets                           0.97%        1.33%        1.23%        1.31%        1.39%
 - Non-interest expense to average assets                          3.77%        3.68%        3.75%        3.69%        3.66%
 - Efficiency ratio, tax equivalent                                64.6%        62.9%        65.7%        64.0%        62.8%

NET INTEREST MARGIN
 - Yield on interest-earning assets                                6.12%        5.86%        5.95%        5.84%        6.08%
 - Rate on interest-bearing liabilities                            1.73%        1.40%        1.71%        1.50%        1.78%
 - Net interest spread                                             4.39%        4.46%        4.24%        4.34%        4.29%
 - Net interest margin                                             4.84%        4.78%        4.71%        4.72%        4.70%

AVERAGE ASSETS
 - Investment securities                                     $  264,062   $  317,741   $  283,748   $  302,200   $  280,028

 - Commercial loans                                          $  352,067  $   246,461   $  321,152   $  277,882   $  234,720
 - Real estate construction loans                               118,194      117,368      112,230      117,413      116,820
 - Real estate mortgage loans                                   213,969      182,234      210,072      196,698      163,505
 - Real estate commercial loans                                 702,705      656,030      695,326      672,295      640,349
 - Installment and other consumer loans                          35,359       38,560       36,637       37,159       41,568
                                                             ==========   ==========   ==========   ==========   ==========
 - Total loans                                               $1,422,294   $1,240,653   $1,375,419   $1,301,447   $1,196,962

 - Total interest earning assets                             $1,695,109   $1,568,364   $1,679,300   $1,621,683   $1,504,949
 - Other assets                                                  99,299       91,563       98,445       95,999       85,293
                                                             ==========   ==========   ==========   ==========   ==========
 - Total assets                                              $1,794,408   $1,659,927   $1,777,745   $1,717,682   $1,590,242

AVERAGE LIABILITIES & EQUITY
 - Demand deposits                                           $  378,054   $  300,358   $  396,102   $  351,432   $  283,504
 - Interest bearing demand,
    savings, and money market                                   755,550      734,022      745,705      737,409      669,689
 - Certificates of deposits                                     347,852      329,418      343,068      336,623      371,534
                                                             ==========   ==========   ==========   ==========   ==========
 - Total deposits                                            $1,481,456   $1,363,798   $1,484,875   $1,425,464   $1,324,727

 - Borrowings and subordinated debentures                    $  148,118   $  141,389   $  130,244   $  136,259   $  117,533

 - Total interest bearing liabilities                        $1,251,519   $1,204,829   $1,219,017   $1,210,290   $1,158,755
 - Other liabilities                                            394,842      314,476      412,484      364,965      295,170
                                                             ==========   ==========   ==========   ==========   ==========
 - Total liabilities                                         $1,646,361   $1,519,305   $1,631,501   $1,575,255   $1,453,925
 - Average common equity                                        148,047      140,622      146,244      142,427      136,317
                                                             ==========   ==========   ==========   ==========   ==========
 - Total average liabilities and common equity               $1,794,408   $1,659,927   $1,777,745   $1,717,682   $1,590,242

AVERAGE ASSET/LIABILITY RATIOS
 - Average stockholders' equity to average assets                  8.25%        8.47%        8.23%        8.29%        8.57%
 - Average int. earning assets to int. bearing liabilities        135.4%       130.2%       137.8%       134.0%       129.9%
 - Average loans to average assets                                 79.3%        74.7%        77.4%        75.8%        75.3%
 - Interest bearing deposits to assets                             61.5%        64.1%        61.2%        62.5%        65.5%


WEST COAST BANCORP REPORTS FIRST QUARTER 2005 EARNINGS
APRIL 19, 2005
Page 7 of 7

                                                            West Coast Bancorp
                                               Allowance For Loan Losses and Net Charge-offs
                                               ---------------------------------------------

                                                 Quarter ended  Quarter ended  Quarter ended
                                                   March 31,      March 31,     December 31,
(Dollars in thousands, unaudited)                    2005           2004           2004
---------------------------------                   -------        -------       -------
Allowance for loan losses, beginning of period      $18,971        $18,131       $19,421
  Provision for loan loss                                --            900           135

  Charge-offs                                           195            570           784
  Recoveries                                            221            224           199
                                                    -------        -------       -------
    Net (recoveries) charge-offs                        (26)           346           585

                                                    -------        -------       -------
Total allowance for loan losses                     $18,997        $18,685       $18,971
                                                    =======        =======       =======

Net loan charge-offs to average loans (annualized)    -0.01%          0.11%         0.17%

                                                   Full year      Full year
                                                  December 31,   December 31,
(Dollars in thousands, unaudited)                    2004           2003
---------------------------------                   -------        -------

Allowance for loan losses, beginning of period      $18,131       $ 16,838
  Provision for loan loss                             2,260          3,800

  Charge-offs                                         2,374          3,098
  Recoveries                                            954            591
                                                    -------        -------

    Net Charge-offs                                   1,420          2,507

                                                    -------        -------
Total allowance for loan losses                     $18,971        $18,131
                                                    =======        =======

Net loan charge-offs to average loans                  0.11%          0.21%

                                                              West Coast Bancorp
                                                             Non-performing Assets
                                                             ---------------------

                                                    March 31,      March 31,    December 31,
(Dollars in thousands, unaudited)                     2005           2004          2004
---------------------------------                   -------        -------       -------

Non-accruing loans                                  $ 3,695        $ 3,560       $ 1,803
90 day delinquencies                                    301              9             -
                                                    -------        -------       -------
  Total non-performing loans                          3,996          3,569         1,803

Other real estate owned                                 384          1,582           384
                                                    -------        -------       -------
Total non-performing assets                         $ 4,380        $ 5,151       $ 2,187
                                                    =======        =======       =======

Allowance for loan losses to total loans               1.33%          1.48%         1.33%
Non-performing loans to total loans                    0.28%          0.28%         0.13%
Allowance for loan losses to non-performing loans       475%           524%         1052%
Non-performing assets to total assets                  0.24%          0.31%         0.12%
Allowance for loan losses to non-performing assets      434%           363%          867%
